UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2004
                                                 ------------------------------

Securitized Asset Backed Receivables LLC (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2004, relating to the Securitized Asset Backed Receivables LLC Trust 2004-NC1 Mortgage Pass-Through Certificates, Series 2004-NC1)

-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                     333-108395-02             37-1472598
-------------------------------------------------------------------------------
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)

200 Park Avenue, New York, New York                               10166
-------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code   (212) 412-4000
                                                  -----------------------------

                                 Not Applicable
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events.
        ------------

     Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Securitized Asset Backed Receivables LLC Trust 2004-NC1 Mortgage Pass-Through Certificates, Series 2004-NC1. On April 26, 2004, Securitized Asset Backed Receivables LLC (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, The Provident Bank, as servicer, NC Capital Corporation, as responsible party, and Deutsche Bank National Trust Company, as trustee, of Securitized Asset Backed Receivables LLC 2004-NC1 Mortgage Pass-Through Certificates, Series 2004-NC1 (the "Certificates"), issued in eleven classes. The Class A-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of April 26, 2004 of $453,662,000, were sold to Barclays Capital Inc. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of April 12, 2004 by and among the Company and the Underwriter.

     Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7. Financial Statements, Pro Forma Financial Information and
        ---------------------------------------------------------
Exhibits.

(c) Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of April 1, 2004, by and among the Company, as depositor, The Provident Bank, as servicer, NC Capital Corporation. as responsible party, and Deutsche Bank National Trust Company, as trustee.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 6, 2004                        SECURITIZED ASSET BACKED
                                          RECEIVABLES LLC


                                          By:   /s/ John Carroll
                                             ----------------------------------
                                              Name:  John Carroll
                                              Title: Director

                                INDEX TO EXHIBITS
                                -----------------

Item  601(a)  of
Regulation  S-K                                                   Paper (P) or
Exhibit No.             Description                               Electronic (E)
----------------        -----------                               --------------

4                       Pooling and Servicing Agreement,                (E)
                        dated as of April 1, 2004, by and
                        among the Company, as depositor, The
                        Provident Bank, as servicer, NC
                        Capital Corporation, as responsible
                        party, and Deutsche Bank National
                        Trust Company, as trustee.